SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e) (2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 140-11(c) or Rule 240-2


                            FRISBY TECHNOLOGIES, INC.


                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
0-11.

     1) Title of each class of securities to which transaction applies:


     2) Aggregate Number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



     4) Proposed maximum aggregate value of transaction:



     5) Total fee paid:



     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:



     2) Form, Schedule or Registration Statement No.:



     3) Filing Party:



     4) Date Filed:

                                                       April 30, 1999






Dear Frisby Technologies Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Frisby Technologies, Inc., which will be held on June 10, 1999 at 9:00 a.m. at Tribeca Grill, Screening Room, 375 Greenwich Street, New York, New York 10013.

         The major items of business, as outlined in the following Notice of Annual Meeting of Stockholders and Proxy Statement, will be the election of the directors, an amendment to the 1998 Stock Option Plan to increase the number of authorized shares, and the ratification of the appointment of Ernst & Young LLP as independent auditors for 1999.

         Whether  you  plan  to  come  to  the  Annual   Meeting  or  not,  your
representation and vote are important and your shares should be voted. Please complete, date, sign and return the enclosed proxy card promptly.

         We look forward to seeing you at the meeting.

                              Very truly yours,


                              /s/Gregory S. Frisby
                              Chairman of the Board

                            FRISBY TECHNOLOGIES, INC.
                           --------------------------

                               77 East Main Street
                            Bay Shore, New York 11706
                           --------------------------

                          NOTICE OF 1999 ANNUAL MEETING
                               OF STOCKHOLDERS AND
                                 PROXY STATEMENT
                           --------------------------

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD AT 9:00 A.M. ON JUNE 10, 1999

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of FRISBY TECHNOLOGIES, INC. (the "Company") will be held on June 10, 1999 at 9:00 a.m. at Tribeca Grill, Screening Room, 375 Greenwich Street, New York, New York 10013.The enclosed proxy is solicited by the management of the Company in connection with the Meeting and any adjournment thereof. The Board of Directors has set April 26, 1999, at the close of business, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. The proxy will be voted in accordance with your directions as to:

     (1) election of the persons listed herein as directors of the Company;

     (2) to consider and to act upon a proposal to amend the Company's 1998 Stock Option Plan to increase the number of shares employees, directors and consultants may purchase thereunder from 250,000 shares to 750,000 shares;

     (3) ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

     (4) such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of these proposals.

     The entire cost of soliciting proxies will be borne by the Company. The cost of solicitation, which represents an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the cost of supplying necessary additional copies of the solicitation materials and the Company's 1999 Annual Report to Stockholders (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Report to such beneficial owners.

         Only stockholders of record of the Company's Common Stock outstanding at the close of business on April 26, 1999, will be entitled to vote. A total of 5,708,113 shares of Common Stock was outstanding on the Record Date. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The Notice of Meeting and Proxy Statement, the enclosed form of Proxy and the Annual Report are being mailed to stockholders on or about May 5, 1999. The mailing address of the Company's principal executive offices is 77 East Main Street, Bay Shore, New York 11706.

         A complete list of stockholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from May 10, 1999 until the Meeting for examination by any stockholder for any purpose germane to the Meeting. This list will also be available at the Meeting.

                            1. ELECTION OF DIRECTORS

         The Company's Board of Directors presently consists of five (5) members with the term of office of the current directors scheduled to expire at the next annual meeting of stockholders or until the election and qualification of their respective successors.

         All directors are to be elected as directors by a plurality of the votes cast at the Meeting. Unless otherwise directed, the persons named in the accompanying Proxy have advised management that it is their intention to vote for the election of directors set forth in this proxy.

         Each of the nominees for election as a director has advised the Company of his willingness to serve as a director and management believes that each nominee will be able to serve. If any nominee becomes unavailable, proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

Recommendation and Vote Required

         The vote of the holders of a majority of the shares of the Company's Common Stock present or in person or represented by proxy at the Meeting is required to adopt the foregoing proposal to elect the directors set forth herein.

                   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF DIRECTORS SET FORTH IN THIS PROXY.

Information Regarding Directors

                  The following table sets forth certain information with respect to the nominees for the election of directors:



                                                                                        Year Term Expires
Name                      Age       Position                                                    if Elected

Gregory S. Frisby(1)      39        Chairman of the Board of Directors;                          2000
                                    President; Chief Executive Officer; Treasurer

Jeffry D. Frisby(1)       43        Director                                                     2000

Pietro A. Motta           61        Director                                                     2000

Domenico DeSole           55        Director                                                     2000

Robert C. Grayson         53        Director                                                     2000


Information Regarding Executive Officers

         The following is information concerning the executive officers of the Company other than those who also serve as directors:


         Name                               Age                                 Position

Richard J. Dauksys                          58                                  Vice President -
                                                                                Technology & Operations

Douglas J. McCrosson                        36                                  Vice President - Market
                                                                                Development; Secretary

Ted Mielnik                                 41                                  Vice President -
                                                                                Business Development

Stephen P. Villa                            35                                  Chief Financial Officer

         Gregory S. Frisby has been the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since its inception in 1989. From 1991 to 1997, Gregory S. Frisby was also the Chief Executive Officer of Frisby Aerospace. He serves as a member of the Board of Directors of Applied Technology Center Corporation since 1995. From 1993 to 1994, Gregory S. Frisby was Chairman of the National Advisory Board for the Small Business Development Center Program for the Small Business Administration, from 1991 to 1993 he was a member of the advisory panel assessing U.S. technology and the transition to a peacetime economy for the Congressional Office of Technology Assessment, and from 1995 to 1996 he was a member of the CEM Task Force on Privatization at the U.S. Department of Energy. He received his Bachelor of Science degree in Business Administration from Wake Forest University in 1981.

         Jeffry D. Frisby is a director of the Company. From 1986 to the present, Jeffry D. Frisby has been the President and a director of Frisby Aerospace. Jeffry D. Frisby also serves on the Industrial Advisory Board of the American Society of Mechanical Engineers. He received his Bachelor of Science degree in Business Administration from Wake Forest University in 1977.

         Pietro A. Motta is a director of the Company. Since 1984, he has provided independent legal and financial advisory services for corporate transactions to private financial, industrial and real estate groups. He is also a director of SMEF, the investment banking unit of Compagnie Monegasque de Banque, and an international advisor to HSBC Investment Banking of Hong Kong & Shanghai Bank. Mr. Motta received his Bachelors degree from Collegio San Carlo & Liceo Manzoni in 1956 and his Juris Doctor degree from Universita degli Studi di Milano in 1960.

         Domenico DeSole is a director of the Company. Since 1995, he has been the president and chief executive officer of Gucci Group NV. Mr. DeSole formerly held the position of chief operating officer of Gucci from 1994 to 1995 and was president and chief executive officer of Gucci America, the company's largest retail subsidiary, from 1984 to 1994. Mr. DeSole also serves on the board of directors of Bausch & Lomb. Mr. DeSole received an undergraduate degree from the University of Rome and a law degree from The Harvard Law School.

     Robert C. Grayson is a director of the Company. Mr. Grayson is the president of GGC, Inc., a Connecticut based management consulting firm, and is also a partner in Leslie Berglass Associates, a New York based executive search firm. Mr. Grayson has also served as a vice chairman of Tommy Hilfiger Corporation from 1992 to 1996 and held several senior executive positions with The Limited Stores from 1970 to 1992. Mr. Grayson currently serves on the boards of directors of Ann Taylor, Sunglass Hut, and Kenneth Cole. Mr. Grayson received an undergraduate degree from Indiana University.

     Richard Dauksys has been the Vice President - Technology & Operations since September 1998. Mr. Dauksys formerly managed development of engineering plastics and products at BASF for more than ten years. Prior to this time, Mr. Dauksys held executive positions at Loctite Corporation, Fothergill Composites, and the U.S. Air Force Materials Laboratory. Mr. Dauksys hold a M.S. degree in engineering from Massachusetts Institute of Technology and a B.S. from the University of Massachusetts, Lowell in Plastics Engineering.

     Douglas J. McCrosson has been the Vice President of Market Development and Secretary of the Company since 1997. Mr. McCrosson became the Vice President of Technical Operations in 1997 and from 1992 through 1997, he was the Group Director responsible for all of the Company's thermal product development programs. From 1988 to 1992, Mr. McCrosson was employed as an engineering manager at Frisby Aerospace. From 1984 to 1988, Mr. McCrosson was a hydraulic systems engineer for the Gruman Corporation. Mr. McCrosson received his Bachelor of Science degree in Mechanical Engineering from the State University of New York at Buffalo in 1984 and his Masters of Science degree in Management from Polytechnic University in 1990.

     Ted Mielnik has been the Vice President - Business Development since August 1998. Mr. Mielnik has nearly twenty years' experience in high-technology development at leading healthcare and medical product suppliers, including AMSCO International, Inc. from 1979 to 1995 and AbTox, Inc. from 1995 to 1998. Mr. Mielnik obtained an M.B.A. degree from Gannon University and a Bachelor of Science degree in mechanical engineering from The Pennsylvania State University.

         Stephen P. Villa has been the Chief Financial Officer of the Company since April 1998. From January 1997 to March 1998, Mr. Villa was the controller of Harman Consumer Group, an operating company of Harman International, Inc., which sells consumer electronic products. From mid-1996 through January 1997, Mr. Villa was an audit senior manager with Price Waterhouse LLP in New York. Mr. Villa is a certified public accountant. From 1993 to mid-1996, Mr. Villa was an audit senior manager with Befec-Price Waterhouse in Paris, France. From 1986 to 1993, Mr. Villa was an audit manager with Price Waterhouse LLP in New York. Mr. Villa received his Bachelor of Science degree in accounting from Babson College in 1986.

Employment Agreements

         Effective January 1, 1998, the Company entered into an employment agreement with Gregory S. Frisby (the "Frisby Employment Agreement"), pursuant to which the Company will employ Gregory S. Frisby until December 31, 2002, unless sooner terminated for death, physical or mental incapacity or cause. The Frisby Employment Agreement provides for a base salary of $200,000 per year, with an annual increase of ten (10%) percent per year after the first year, a bonus equal to two (2%) percent of the Company's pre-tax profits, an automobile allowance of $400 per month, five (5) weeks paid vacation each year and, until the second anniversary of the consummation of the Offering, a Company-provided life insurance policy payable to his named beneficiaries having a death benefit of $7,500,000.

         If the Frisby Employment Agreement is terminated early for death or physical or mental incapacity by the Company, the Company will pay Gregory S. Frisby, or his estate, any accrued but unpaid salary, bonus, vacation pay, reimbursement, benefits due to him as a former employee of the Company pursuant to any of the Company's benefit plans and he shall continue to receive his then current salary for a period of three (3) months (or a shorter period ending when disability insurance payments under the Company's disability insurance policy are at least sixty (60%) percent of his then current salary).

         If following thirty (30) days notice, the Company terminates Gregory S. Frisby for cause, he shall be entitled only to accrued but unpaid salary and benefits (excluding any declared but unpaid bonus). "Cause" is defined under the Frisby Employment Agreement to include: (i) any act of fraud or embezzlement in respect of the Company or its funds, properties or assets; (ii) his conviction of a felony under the laws of the United States or any state thereof unless such acts were committed with the knowledge and approval of the Company's independent members of the Board of Directors and counsel in the reasonable, good faith belief that such actions were in the best interests of the Company and its stockholders and would not violate criminal law; (iii) the willful misconduct or gross negligence by him in connection with the performance of his duties that has caused or is highly likely to cause a material adverse effect, to the Company's business or its results of operations; or (iv) the intentional dishonesty, of Gregory S. Frisby in the performance of his duties hereunder which has a material adverse effect on the Company.

         The Company may terminate the Frisby Employment Agreement without cause following thirty (30) days notice. Additionally, Gregory S. Frisby may terminate the Frisby Employment Agreement if the Company has materially breached the Frisby Employment Agreement and such breach continues for thirty (30) days after notice by Gregory S. Frisby or five (5) days after notice of any subsequent breach. If the Frisby Employment Agreement is terminated pursuant to this paragraph, Gregory S. Frisby will be entitled to any reimbursement due to him, any benefits due to him as a former employee of the Company and to continue to receive his then current salary through December 31, 2002.

         If the Company does not elect to renew or extend Gregory S. Frisby's employment arrangement after December 31, 2002, Gregory S. Frisby will be entitled to a severance payment equal to one (1) year of his then current salary. However, the Company will not be liable for any payments under this paragraph if the Company offers to extend the Frisby Employment Agreement for a period of at least three (3) years on terms at least as favorable to Gregory S. Frisby as those in the Frisby Employment Agreement but no agreement is reached.

         Additionally, pursuant to the Frisby Employment Agreement, Gregory S. Frisby has agreed (i) both during and after his employment not to disclose or misappropriate confidential information of the Company; (ii) to disclose and upon request convey to the Company any intellectual property originated by him during his employment by the Company or one (1) year thereafter, or with the Company's time, material or funds; (iii) not to compete (as defined) with the Company for a period of twelve (12) months from the termination or expiration of the Frisby Employment Agreement, or such shorter time as may be determined by the Board of Directors, provided that the Company shall pay to him monthly during such period an amount equal to the aggregate of his base salary (as in effect as of the termination or expiration of the Frisby Employment Agreement), benefits and bonus unless he has received certain severance payments otherwise due him.

Board of Directors

         The Company does not have a nominating committee of the Board of Directors. In 1998, the Company formed an Audit Committee comprised of Messrs.
J. Frisby, Motta, and DeSole and a Compensation/Stock Option Committee comprised of Messrs. J. Frisby, Motta, Grayson and DeSole. The function of the Audit Committee is to recommend annually to the Board of Directors the appointment of the independent auditors of the Company and review the results and scope of the audit and other services provided by the Company's independent auditors. The function of the Compensation/Stock Option Committee is to approve salaries and certain incentive compensation (including stock options) for management and key employees of the Company. The Audit Committee met one time in fiscal year 1998. The Compensation/Stock Option Committee met one time in fiscal year 1998. The Board of Directors met on five (5) occasions during the last fiscal year.

Executive Compensation

         The table below sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the three (3) fiscal years ended December 31, 1998, 1997 and 1996:

                         Summary Compensation Table (1)
                                                                        Annual Compensation
Name and Principal Position           Year                            Salary            Bonus
---------------------------           ----                            ------            -----


Gregory S. Frisby                     1998                           $204,800(2)          --
Chairman of the Board, and            1997                            $52,000             --
Chief Executive Officer               1996                            $52,000             --


(1) Table does not reflect three (3) individuals who would otherwise qualify as Named Executives had they been employed and compensated by the Company for the full fiscal year 1998. These individuals are Messrs. Villa, Dauksys and Mielnik.

(2) Increase in 1998 reflects the relinquishment of Mr. Frisby's dual role as CEO of Frisby Aerospace and the Company and increased responsibilities with the Company. Amount includes a $400 monthly allowance for automobile expense.

Stock Option Plan

         1998 Stock Option Plan. On March 13, 1998, the Board of Directors of the Company adopted, and the stockholders approved, the 1998 Stock Option Plan (the "1998 Option Plan"). The 1998 Option Plan has 250,000 shares of Common Stock reserved for issuance upon the exercise of options designated as either
(i) incentive stock options ("ISOs") under the Code or (ii) non-qualified options. ISOs may be granted under the 1998 Option Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

         The purpose of the 1998 Option Plan is to encourage stock ownership by certain directors, officers and employees of the Company and certain other persons instrumental to the success of the Company and to give them a greater personal interest in the success of the Company. The 1998 Option Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee, within the limitations of the 1998 Option Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, option exercise price per share, the manner of exercise, the time, manner and form of payment upon exercise of an option, and restrictions or obligations of the Company. Options granted under the 1998 Option Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. Options granted under the 1998 Option Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). Options granted under the 1998 Option Plan are generally not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

         As of April 26, 1999, the Company has granted options to purchase 229,000 (excluding cancelled options) shares of Common Stock at exercise prices ranging from $3.00 to $7.25 per share and 21,000 shares remain available for future option grants under the 1998 Option Plan.

     Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         It is important to note that the Compensation/Stock Option Committee of the Board of Directors (the "Committee"), established in September 1998, assumes responsibility for all fiscal compensation decisions. The Committee is composed of independent outside directors.

Compensation/Stock Option Committee

         The Committee met one time during fiscal 1998 to carry out its responsibilities including the development and administration of policies governing annual compensation for senior executives of the Company.

         In developing and administering these policies, the Committee has focused on compensating Company executives:

     (1) on a competitive basis with other comparably sized and managed companies;

     (2) in a manner  consistent and supportive of overall  Company  objectives;
and

     (3) balancing the long-term and short-term strategic initiatives of the Company.

         The Company's compensation for executive officers generally consists of a fixed base salary and long-term incentive compensation. In addition, Company executives are able to participate in various benefit plans generally available to other full-time employees of the Company.

Directors' Compensation

         All directors currently serve for one-year terms and until their successors have been elected and qualified. Each director, other than Messrs. G. Frisby and J. Frisby, receives from the Company for their service an annual grant of 7,500 non-qualifying options, plus reimbursement of expenses related to attendance at Board meetings.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the date hereof, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's Named Executives; and (iii) all Executive Officers and Directors of the Company as a group.


Directors, Named Executives                         Amount and Nature of               Percentage of
  and 5% Stockholders                               Beneficial Ownership           Beneficial Ownership

Gregory S. Frisby                                       2,854,286(1)                         45.2%

Jeffry D. Frisby                                        1,424,643(1)                         22.6%

Pietro A. Motta                                            17,500(2)                           *

Domenico DeSole                                             7,500(3)                           *

Robert C. Grayson                                         132,500(4)                          2.1%

Luca Bassani Antivari                                   1,049,827(5)                         16.6%

MUSI Investments, S.A.                                  1,038,827(6)                         16.4%
--------------------
All officers and directors                               3,116,086**                         49.3%
   (9 persons)


     * Indicates less than one (1%) percent beneficial ownership.

     ** Includes only those shares directly owned by the Company's officers and directors in order to avoid double counting and a figure in excess of 100% of the outstanding shares of the Company.

     (1) Includes 1,424,643 shares of the Company's Common Stock owned of record by Jeffry D. Frisby with respect to which Gregory S. Frisby has been granted voting rights but no dispositive power pursuant to a Shareholders Agreement between Gregory S. Frisby and Jeffry D. Frisby.

     (2) Includes an option to acquire 7,500 shares of the Company's Common Stock at an exercise price of $7.00 per share.

     (3) Includes an option to acquire 7,500 shares of the Company's Common Stock at an exercise price of $7.25 per share.

     (4) Includes options to acquire a total of 110,000 shares of the Company's Common Stock at an exercise price of $7.25 per share, which are exercisable by GGC, Inc., a corporation of which Mr. Grayson is the President and 90% shareholder. Also includes options to acquire 7,500 shares of the Company's Common Stock at an exercise price of $7.25 per share.

     (5) Includes 11,000 shares owned indirectly by the reporting person; also includes 451,327 shares owned directly by MUSI Investments, S.A. ("MUSI") and 587,500 shares of Common Stock obtained upon conversion of 587,500 shares of Convertible Preferred Stock owned directly by MUSI as a result of the election on April 6, 1999 by MUSI of its right to convert such shares of Convertible Preferred Stock to Common Stock on a share for share basis. (See note (6) below).

     (6) Includes 587,500 shares of Common Stock obtained upon conversion of 587,500 shares of Convertible Preferred Stock owned directly by MUSI as a result of the election on April 6, 1999 by MUSI of its right to convert such shares of Convertible Preferred Stock to Common Stock on a share for share basis.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten (10%) percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on the Company's review of the copies of such forms received by it during its fiscal year ended December 31, 1998, the Company believes that all filing requirements applicable to the Reporting Persons were complied with.

Certain Transactions
         On November 3, 1989, the Company issued 567,857 shares of Common Stock in equal portions to each of five siblings of the Frisby family, including Gregory S. Frisby, President, Founder and Chief Executive Officer of the Company for a nominal amount. Pursuant to Stock Option Agreements entered into in November 1996 by the five siblings, Gregory S. Frisby and Jeffry D. Frisby exercised options in November 1997 to purchase the 60% of the outstanding shares not then owned by them of the Company and two affiliated companies, Frisby Aerospace and Frisby Industries, from the other siblings for the previously negotiated aggregate purchase price of $4,078,854. As a result of that transaction, Gregory S. Frisby and Jeffry D. Frisby each owned 50% of the shares of the Company.

         On December 10, 1997, Gregory S. Frisby and Jeffry D. Frisby entered into a Shareholder Agreement (the "JF/GF Agreement") pursuant to which Jeffry D. Frisby agreed to vote all of his shares in accordance with Gregory S. Frisby's direction. As a result, Gregory S. Frisby will have effective control of the Company and will continue to have the power to control the outcome of matters submitted to a vote of the Company's stockholders, such as the election of at least a majority of the members of the Company's Board of Directors and to direct the future operations of the Company. Such concentration of voting power may have the effect of discouraging, delaying or preventing a change in control of the Company. The JF/GF Agreement prohibits the transfer of shares by either party except in accordance with its terms which include a right of first refusal to purchase one another's stock on the same terms as any potential third-party purchaser. Pursuant to the terms of the JF/GF Agreement, upon the death of Gregory S. Frisby, Jeffry D. Frisby will have voting control of all shares then owned by Gregory S. Frisby and upon the death of either Gregory S. Frisby or Jeffry D. Frisby, the Company may, at its election, purchase the shares of Common Stock then owned by such stockholder for a per share price equal to the fair market value of the Common Stock as then determined by the Company's Board of Directors.

         The assets of Frisby Aerospace and Frisby Industries were sold to an unaffiliated third party on February 10, 1998.

         The Company has, since the consummation of its initial public offering in April 1998, received from Frisby Aerospace certain accounting, clerical and office services from Frisby Aerospace without charge. During 1997, the Company borrowed operating capital from Frisby Aerospace and, as of December 30, 1997, the Company repaid the entire balance of $517,000 with a portion of the proceeds of a 1997 private placement. The Company occupied a portion of Frisby
Aerospace's New York facility and subleased its North Carolina offices from Frisby Aerospace. No lease for the New York facility exists between the Company and Frisby Aerospace and no rental payments were made by the Company to Frisby Aerospace with respect to such facility. The Company moved to Bay Shore, New York in May 1998. The Company's North Carolina lease with Frisby Aerospace expired on November 30, 1997 and has been extended until terminated December 1998. The rental payment for the North Carolina lease was $2,520 per month. For each of the years ended December 31, 1996, 1997, and 1998 the Company made aggregate rental payments of approximately $30,000 to Frisby Aerospace with respect to the North Carolina facility.

         During 1997, the Company exhausted its $500,000 existing line of credit with European American Bank ("EAB"), which had been jointly and severally guaranteed by Gregory S. Frisby, Jeffry D. Frisby and Frisby Aerospace, which guarantees were released after the consummation of the Offering. The EAB loan was repaid in full in December 1997 with a portion of the proceeds of the Private Placement. From September 30, 1997 until December 29, 1997 the Company was not in compliance with a convenant under the EAB loan which required that the Company maintain a positive net worth. On December 29, 1997 the Company restored its compliance with this covenant. In June 1998, the line of credit with EAB was extended to $1,000,000 with an expiration date of June 30, 1999.

         In March 1998, the Company entered into a lease with an unrelated third party for a new facility in North Carolina. The Company planned to move its North Carolina and South Carolina facilities into the new North Carolina facility by June 1998. However, on August 27, 1998, the facility to which the Company was relocating its North Carolina operations was destroyed by fire. While there was no significant impact on operations of the Company, the Company was unable to move into the building it intended to occupy.

         In December 1997, pursuant to a Purchase Agreement (the "Purchase Agreement") the Company issued to MUSI 441,327 shares of the Company's Common Stock and the Private Placement Option for an aggregate purchase price of $2,500,000. MUSI exercised the Private Placement Option on February 27, 1998 for 587,500 shares of the Company's Convertible Preferred Stock at an exercise price of $2,500,000. On April 6, 1999, MUSI exercised its rights to convert the 587,500 shares of the Company's Convertible Preferred Stock on a share for share basis and received 587,500 shares of the Company's Common Stock. The Company paid $300,000 to an entity designated by MUSI in respect of related transaction costs incurred by MUSI.

         In connection with MUSI's purchase of the Common Stock, MUSI, the Company, Gregory S. Frisby and Jeffry D. Frisby entered into a Stockholders Agreement in December 1997 (the "Other Stockholders Agreement"). The Other Stockholders Agreement provides for restrictions on the transfers of shares, rights of first refusal, the designation by MUSI of one nominee for director (the "MUSI Designee") and the designation by management of the remaining nominees (the "Frisby Designees") and prior to the Offering, the requirement that the MUSI Designee and the Frisby Designees must agree in order for the Company to take certain actions. Pursuant to the Other Stockholders Agreement, Gregory S. Frisby and Jeffry D. Frisby agree to use their best efforts to cause the MUSI Designee to be elected as a director of the Company.

         Additionally, the Other Stockholders Agreement provides that MUSI, at any time beginning eighteen (18) months after the Company's Offering, may require the Company to register, on two occasions, at the Company's expense, all or an amount equal to or exceeding $500,000 of MUSI's Common Stock in a public offering pursuant to the Securities Act. The Other Stockholders Agreement grants to MUSI, Gregory S. Frisby and Jeffry D. Frisby the right to "piggyback" their Common Stock in any registration by the Company of its Common Stock, other than the Offering, subject to the right of the managing underwriter to restrict or limit the registration of such shares if the number of such shares requested to be sold would have an adverse effect on the Offering. The expenses incurred in connection with a "piggyback" registration, other than underwriter's discounts and commissions, are to be paid by the Company. In the event MUSI, Gregory S. Frisby or Jeffry D. Frisby own less than 25% of the number of the Company's Common Stock owned by them on the date of the Other Stockholders Agreement, their rights under the Other Stockholders Agreement shall terminate.

         The Company has agreed to indemnify MUSI from all losses, costs, damages, liabilities and expenses resulting from any misrepresentation or breach of any representation, warranty, covenant or undertaking made or to be performed by the Company in accordance with the terms of the Purchase Agreement between the Company and MUSI.

         In April 1998, the Company entered into a two year consulting agreement with GGC, Inc., a corporation of which a director of the Company, Mr. Grayson, is the President and 90% shareholder. In conjunction with this agreement, the Company has issued warrants to purchase 110,000 shares of the Company's Common Stock at an exercise price equal to the then market price.

         The Company believes that all of the transactions described above are at least as favorable to the Company as those available on an arms-length basis. In the future, all material transactions entered into between the Company and affiliated entities will be on terms no less favorable to the Company than can be obtained from unaffiliated parties and will not be entered into or terminated except on the affirmative vote of a majority of the disinterested directors.

     2. AMENDMENT OF 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 250,000 TO 750,000

     At the Meeting, the Company's stockholders will be asked to approve an amendment to the 1998 Stock Option Plan (the "1998 Option Plan") to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 750,000. The 1998 Option Plan was adopted by the Board of Directors of the Company on March 13, 1998, and approved by the Stockholders of the Company on March 13, 1998.

     As of February 28, 1999, 229,000 options were granted under the 1998 Option Plan, leaving available 21,000 shares for future purchase under the 1998 Option Plan.

     The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentives for employees of the Company and to continue to promote the well-being of the Company, it is in the best interest of the Company and its Stockholders to provide to such persons the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the 1998 Option Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the substantial growth of the Company and need to continue to expand, should be expanded to increase the number of options which may be granted under the 1998 Option Plan. The Board believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel; (ii) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel; and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     If the above-described amendment to the 1998 Option Plan is approved by the Stockholders, additional options may be granted under the 1998 Option Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The full text of the 1998 Option Plan, as proposed to be amended, is available upon written request to the Company.

Recommendation and Vote Required

     The vote of the holders of a majority of the shares of the Company's Common Stock present or in person or represented by proxy at the Meeting is required to adopt the foregoing proposal to amend the 1998 Option Plan.

                        THE BOARD OF DIRECTORS RECOMMENDS
                        VOTING "FOR" THE AMENDMENT TO THE
                       COMPANY'S 1998 STOCK OPTION PLAN TO
                          INCREASE THE NUMBER OF SHARES
                       RESERVED FOR ISSUANCE FROM 250,000
                                   TO 750,000

                            3. SELECTION OF AUDITORS

     The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP, independent auditors, which served as the Company's independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be given the opportunity to make a statement and to answer any questions a stockholder may have with respect to the consolidated financial statements of the Company for the year ended December 31, 1998.

Recommendation and Vote Required

     The vote of the holders of a majority of the shares of the Company's Common Stock present or in person or represented by proxy at the Meeting is required to adopt the foregoing proposal to select Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 1999.

               THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE
           SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
              AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999

                                4. OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Stockholder's Proposals

     Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such Meeting must deliver such proposal in writing to the Company at 77 East Main Street, Bay Shore, New York 11706, on or before December 15, 1999. In order to curtail controversy as to the date on which the proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                        By order of the Board of Directors


                                        Douglas J. McCrosson, Secretary

     The Company will furnish without charge to each person whose proxy is being solicited by this proxy statement, on the written request of such person, a copy of the Company's Annual Report on Form 10-KSB, for its fiscal year ended December 31, 1998. Such request should be addressed to Frisby Technologies, Inc., Investor Relations, 77 East Main Street, Bay Shore, New York 11706.

Dated:  April 30, 1999

                               COMMON STOCK PROXY


                            FRISBY TECHNOLOGIES, INC.
                               77 East Main Street
                            Bay Shore, New York 11706

     This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints Gregory S. Frisby and Stephen P. Villa, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Frisby Technologies, Inc. (the "Company"), held of record by the undersigned on April 26, 1999 which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on June 10, 1999, at 9:00 a.m. at Tribeca Grill, Screening Room, 375 Greenwich Street, New York, New York 10013, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.


1.       ELECTION OF DIRECTORS

 FOR all nominees listed below (except as     Withhold Authority to vote for all
  marked to the contrary below)               nominees listed below

     (Instruction: To withhold authority to vote for an individual nominee strike a line through such nominee's name in the list below).

                                GREGORY S. FRISBY
                                JEFFRY D. FRISBY
                                 PIETRO A. MOTTA
                                ROBERT C. GRAYSON
                                 DOMENICO DESOLE

     2. TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES EMPLOYEES MAY PURCHASE THEREUNDER FROM 250,000 SHARES TO 750,000 SHARES.

       FOR                     AGAINST                    ABSTAIN

     3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

       FOR                     AGAINST                    ABSTAIN


     4. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

       FOR                     AGAINST                    ABSTAIN

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposal.


(Date)



(Signature)

(Signature, if held jointly)

     Please sign exactly as name appears below. If Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please list full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please sign, date and return promptly in the enclosed envelope. No envelope need be affixed if mailed in the United States.

                                    ANNEX A
                                    --------

                            FRISBY TECHNOLOGIES, INC.

                             1998 STOCK OPTION PLAN

     1. Plan; Purpose; General. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Frisby Technologies, Inc. and any present and future subsidiaries (as defined below) of Frisby Technologies, Inc. (hereinafter inclusively referred to as the "Company") by enhancing the ability of the Company to attract and retain selected employees, consultants, advisors and directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Common Stock, par value $.001 per share, as the title or par value may be amended (the "Shares").

     2. Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors of the Company (the "Board"), and shall be subject to the approval by the shareholders of the Company as provided under the Securities Act of 1933, as amended (the "Act").

     3. Administration of the Plan. (a) The Plan will be administered by the Board, subject to Paragraph 3(b). The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.
(b) The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to "the Board" hereunder, including without limitation the references in Section 9, but excluding the references in
Section 2, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than two (2) members of the Board; provided, however, that if, at any time the awards under the Plan are granted, the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the members of the Committee must be a "non-employee director" as that term is defined in Rule 16b-3 as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor thereto ("Rule 16b-3"). In addition, at any time the Company is subject to Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of such Section. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee (including determinations of eligibility, the number of Options granted to a Participant and the exercise price of Options) shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

     4. Eligibility. The Participants in the Plan shall be all employees, consultants, advisors and directors of the Company who are selected by the Board whether or not they are also officers of the Company; provided, however, that Incentive Options shall only be granted to employees of the Company, and provided further, however, that Gregory S. Frisby and Jeffry D. Frisby shall not be eligible Participants.

     5. Grant of Options. (a) The Board shall grant Options to Participants that it, in its sole discretion, selects. Options shall be granted in accordance with the terms and conditions set forth in Section 6 hereof and on such other terms and conditions as the Board shall determine. Such terms and conditions may include a requirement that a Participant sell to the Company any Shares acquired upon exercise of Options upon the Participant's termination of employment upon such terms and conditions as the Board may determine. Incentive Options shall be granted on terms that comply with the Code and Regulations thereunder. (b) Options granted pursuant to the Plan (the "Options") may be (i) incentive stock options ("Incentive Options") that are intended to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), or, (ii) options that are not intended to so qualify, or, (iii) both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes. (c) No Options shall be granted after December 31, 2007 but Options previously granted may be exercised after that date until the expiration of the Option.

     6. Terms and Conditions of Options

     (a) Exercise Price. The purchase price per share for Shares issuable upon exercise of Options shall be a minimum of one hundred (100%) percent of fair market value on the date of grant as determined by the Board. For this purpose, "fair market value" will be determined as set forth in Section 8 hereof. Notwithstanding the foregoing, if any person to whom an Option is to be granted owns in excess of ten (10%) percent of the combined voting power of all classes of outstanding capital stock of the Company (a "Principal Shareholder"), then no Option may be granted to such person for less than one hundred ten (110%) percent of the fair market value on the date of grant as determined by the Board.

     (b) Period of Options. The expiration of each Option shall be fixed by the Board, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of five (5) years from the date of its grant and each Option shall be subject to earlier termination as expressly provided in this Section 6 hereof or as determined by the Board, in its discretion, on the date such Option is granted.

     (c) Payment for Delivery of Shares. Shares which are subject to Options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the Option is exercised. Payment for Shares may be made (as determined by the Board at the time the Option is granted) (i) in cash; (ii) by certified or bank check payable to the order of the Company in the amount of the purchase price; (iii) by delivery of Shares owned by the Participant having a fair market value equal to the purchase price; or (iv) by any combination of the methods of payment described in (i) through (iii) above, as determined by the Board at the time the Option is granted.

     In addition, any grant of a nonqualified Option may provide that payment of the purchase price for the Option may also be made in whole or in part in the form of Shares that are subject to risk of forfeiture or restrictions of transfer. Unless otherwise determined by the Board on or after the date of grant, whenever any purchase price for an Option is paid in whole or in part by means of any of the forms of consideration specified in this Section 6(c), the Shares received by the Participant upon the exercise of the nonqualified Option shall be subject to the same risk of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Participant as applied to the forfeitable or restricted Shares surrendered by the Participant. Any grant may, if there is then a public market for the Shares, provide for deferred payment of the purchase price for the Option from the proceeds of sale through a broker of some or all of the Shares to which the exercise relates.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with and until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an Option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Act and applicable state securities laws.

     (d) Legend on Certificates. The stock certificates representing the Shares shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Act or any state securities laws.

     (e) Rights as Shareholder. A Participant or a transferee of an Option shall have no rights as a Shareholder with respect to any Shares covered by the Option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7 hereof. Each grant of Options shall be evidenced by an agreement, which shall be executed on behalf of the Company and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with the Plan.

     (f) Vesting. Options granted shall vest in the Participant and become immediately exercisable by the Participant on the fourth (4th) anniversary of the date of grant or such earlier date as the Board of Directors, at its sole discretion, may determine, provided, however, for every option granted for more than 50,000 Shares, no more than one-third (1/3) of such shares shall become vested and exercisable earlier than twelve (12) months following the date of the grant, and no more than a total of two-thirds (2/3) of such Shares shall become vested and exercisable earlier than thirty (30) months following the date of the grant.

     (g) Non-Transferability of Options. Except as provided in Sections 6(h)(ii) and (iii), Options granted under this Plan may not be exercised during a Participant's lifetime except by the Participant, other than by will or the laws of descent and distribution. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in
Section 6(h) hereof. Notwithstanding the foregoing, the Board, in its sole discretion, may provide for the transferability of particular awards under this Plan so long as such provisions would not disqualify the exemption for other awards under Rule 16b-3, if then applicable to awards under the Plan. Moreover, any grand made under this Plan may provide that all or any part of the Shares issued or transferred by the Company upon exercise of Options shall be subject to further restrictions on transfer.

     (h) Termination of Relationship. Except as otherwise provided in an Option or other agreement between the Company and a Participant, upon the termination of a Participant's status as an employee, consultant, advisor or director, for any reason other than as set forth in subsections (ii) and (iii) below, at a time when the Shares are then Publicly Traded (as defined below), then the following provisions shall apply:

     (i) Such Participant may exercise Options to the extent exercisable on the date of termination not later than three (3) months (or such shorter time as may be specified in the grant), after the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, such Option shall expire and terminate. Notwithstanding anything else herein, if the employment or other relationship of any Participant shall be terminated voluntarily by the Participant and without the consent of the Company, or for "Cause" (as hereinafter defined), then any Option granted to such Participant (whether or not then vested in the Participant) to the extent not previously exercised shall expire immediately on the date of termination. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement between any employee Participant and the Company ("Employment Agreement"), and in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean: (i) any continued failure by the employee Participant to obey the reasonable instructions of the president or any member of the Board; (ii) continued neglect by the Participant of his duties and obligations as an employee of the Company or a failure to perform such duties and obligations to the reasonable satisfaction of the president or the Board; (iii) willful misconduct of the Participant or other actions in bad faith by the Participant which are to the detriment of the Company, including, without limitation, commission of a felony, embezzlement or misappropriation of funds or of confidential information or commission of any act of fraud; or (iv) a breach of any material provision of any Employment Agreement not cured within ten (10) days after written notice thereof.

     (ii) Notwithstanding the provisions of subsection (i) above, in the event of termination of a Participant's status as an employee as a result of "permanent disability" (as such term is defined in any contract of employment between the Company and the Participant or, if not defined, then such term shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Participant (or, in the case of the Participant's legal incapacity, such Participant's guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision) may exercise the Option, but only to the extent such Option was exercisable on the date the Participant ceased working as the result of the permanent disability. Such exercise must occur within six (6) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased working as a result of the permanent disability. To the extent that the Participant was not entitled to exercise such Option on the date the Participant ceased working, or does not exercise such Option within the time specified herein, such Option shall terminate.

     (iii) Notwithstanding the provisions of subsection (i) above, in the event of the death of a Participant, the Option may be exercised, at any time within six (6) months following the date of death (or such shorter time as may be specified in the grant), by the Participant's estate or by a person who acquired the right to exercise the Option by will or the applicable laws of descent and distribution, but only to the extent such Option was exercisable on the date of the Participant's death. To the extent that the Participant was not entitled to exercise such Option on the date of death, or the Option is not exercised within the time specified herein, such Option shall terminate. (iv) Notwithstanding subsections (i), (ii), and (iii) above, the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Participant's relationship's with the Company had occurred).

     (h) Financial Assistance. The Company is vested with authority under this Plan to assist any employee to whom an Option is granted hereunder (including, to the extent permitted by law, any director or officer of the Company who is also an employee of the Company) in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     (i) Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares. The Company shall not be required to issue Shares until such obligations are satisfied. The Board may permit these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to the Participant upon exercise of the Option, or to the extent permitted, by tendering Shares previously acquired.

     7. Shares Subject to Plan.

     (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued Shares or previously issued Shares acquired by the Company. The unexercised portion of any expired, terminated or cancelled Option shall again be available for the grant of Options under the Plan. Subject to adjustment as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed seven hundred fifty thousand (750,000) Shares.

     (b) Changes in Stock. In the event of a stock dividend, stock split, combination of Shares, recapitalization or similar change in the capital structure of the Company, merger in which the Company is the surviving Company, consolidation, spin-off, split up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having any effect similar to any of the foregoing, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the Option price and other relevant provisions may be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation, merger or tender offer in which the Company is not the surviving Company or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding Options, whether or not then exercisable, shall immediately become exercisable. In such event, the Board shall notify the Participants that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     The Board may also adjust the number of Shares subject to outstanding Options, the exercise price of outstanding Options and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     8. Certain Definitions.

     Certain terms used in the Plan have been defined above. In addition, as used in the Plan, the following terms shall have the following meanings:

     (a) A "subsidiary" is any company (i) in which the Company owns, directly or indirectly, stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

     (b) The "fair market value" of the Shares shall mean:

     (i) If the Shares are then Publicly Traded: The closing price of the Shares as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such Shares, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which Shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which Shares are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such Shares selected by the Board; or

     (ii) If the Shares are then not Publicly Traded: The price at which one could reasonably expect such Shares to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such Shares. Such fair market value shall be that which has concurrently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving Shares, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the value of securities of issuers whose Shares are Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such Shares may be subject under law and under the applicable terms of any contract governing such Shares, the absence of a public market for such Shares and other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the fair market value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the fair market value to be used was thus fixed more than twelve (12) months prior to the day as of which fair market value is being determined, it shall in any event be no less than the book value of the Shares being valued at the end of the most recent period for which financial statements of the Company are available; or

     (iii) Shares are "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the NASD.

     9. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against expenses, including reasonable attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceedings, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provided further, that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

     10. Amendments. The Board may at any time discontinue granting Options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding Option or Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted hereinabove) no such amendment will, without the approval of the shareholders of the Company: (a) increase the maximum number of Shares available under the Plan; (b) reduce the Option price of outstanding Options or reduce the price at which Options may be granted; (c) extend the time within which Options may be granted, however, this period shall not exceed the term provided in Section 5(c) hereof; (d) amend the provisions of this Section 10 of the Plan; (e) adversely affect the rights of any Participant (without his consent) under any Options theretofore granted; (f) cause any award under the Plan to cease to qualify for any applicable exceptions to Section 162(m) of the Code, or (g) be effective if shareholder approval is required by applicable statute, rule or regulation.

     11. Miscellaneous Provisions.

     (a) Rule 16b-3. With respect to Participants subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     (b) Underscored References. The underscored references contained in the Plan and in any Option agreement are included only for convenience, and they shall not be construed as a part of the Plan or Option agreement or in any respect affecting or modifying its provisions.

     (c) Number and Gender. The masculine, feminine and neuter, wherever used in the Plan or in any Option agreement, shall refer to either the masculine, feminine or neuter and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     (d) Governing Law. The place of administration of the Plan and each Option agreement shall be in the State of New York. The corporate law of the Company's state of incorporation shall govern issues related to the validity and issuance of Shares. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of New York, without giving effect to principles relating to conflict of laws.

     (e) No Employment Contract. Neither the adoption of the Plan nor any benefit granted hereunder shall confer upon any Participant any right to continued employment or other service with the Company, nor shall the Plan or any benefit interfere in any way with the right of the Company to terminate any Participant's employment or other service at any time.